UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2019

SALEEN AUTOMOTIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55236	45-2808694
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2375 Wardlow Road, Corona, CA	92882
(Address of Principal Executive Offices)	(zip code)

(800) 888-8945

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 31, 2019, Lawrence Balingit was appointed the Chief Financial Officer and Chief Operating Officer of Saleen Automotive, Inc. (the “Company”), pursuant to an Employment Agreement between the Company and Mr. Balingit (the “Employment Agreement”).

Mr. Balingit, age 50, is a certified public accountant with over 25 years of financial accounting experience. From 2009 until joining the Company, Mr. Balingit served as the Chief Financial Officer of Aware Products, LLC, a manufacturer of cosmetics. Mr. Balingit was responsible for the accounting, finance, human resources, and information technology departments as well as managing the personal branding/private label business division.

Mr. Balingit began his career with the international accounting firm of Price Waterhouse, worked in corporate finance/credit products at Bank of America, and holds a Master of Business Administration (MBA) from UCLA’s Anderson School of Management as well as a Bachelor of Science in Electrical Engineering and Computer Science from the University of California, Berkeley.

Pursuant to the Employment Agreement, Mr. Balingit is employed on at-will basis by the Company and entitled to an annual base salary of $225,000. The Employment Agreement also provides for a performance bonus of up to $125,000 to be paid on or after May 15, 2020 based on performance goals to be mutually established by the Company and Mr. Balingit, and the award of an aggregate of 492,000 shares of common stock to be issued over a three-year period after the commencement of public trading of the Company’s common stock.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the actual terms thereof, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Employment Agreement between Lawrence Balingit and Saleen Automotive, Inc., dated as of October 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saleen Automotive, Inc.

Date: November 12, 2019

By:	/s/ Steve Saleen
Steve Saleen
Chief Executive Officer